Fees Summary	Aug. 20, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	66,711.51
Total Transaction Valuation	435,738,155.85
Total Offset Amount	0.00
Net Fee	$ 66,711.51